As filed with the Securities and Exchange Commission on March 6, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09035

The Barrett Funds
(Exact name of registrant as specified in charter)

90 Park Avenue, New York, NY  10016
(Address of principal executive offices) (Zip code)

Peter H. Shriver, President
Barrett Associates, Inc.
90 Park Avenue, New York, NY 10016
(Name and address of agent for service)

212-983-5080
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2008

Item 1. Report to Stockholders.

B A R R E T T

G R O W T H F U N D

Letter to
Shareholders
January 30, 2009

Dear Shareholders:
The Barrett Growth Fund (the “Fund”) declined 21.84% during the second fiscal quarter ending on December 31, 2008, outperforming its peer group by nearly 2% and narrowly beating the S&P 500® Index return of negative 21.94%. Despite a very difficult market, our relative outperformance resulted in the Fund finishing in the top quartile of our Lipper Large-Cap Growth peer group for 2008. The Fund leads its Lipper peers for all time periods listed below.

	Total Return		Average Annual Total Returns
	Second Quarter	One-Year	Five-Year	Ten-Year
	10/01/08-12/31/08	1/01/08-12/31/08	1/01/04-12/31/08	1/01/99-12/31/08
Barrett Growth Fund	-21.84%	-37.40%	-3.29%	-2.23%
Lipper Large-Cap Growth	-23.75%	-41.39%	-3.99%	4 - .76%
Funds Index[1]
S&P 500® Index[2]	-21.94%	-37.00%	-2.19%	1 - .38%

The performance data quoted represents past performance, which does not guarantee future results. Current performance may be lower or higher than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling (877) 363-6333 toll free. Calculations assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower if fees had not been waived and if expenses had not been reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
The gross expense ratio for the Fund was 2.42% for the fiscal year ended June 30, 2008. Gross expenses are the Fund’s total annual operating expenses as of the end of the Fund’s most recent fiscal year and do not reflect fee waivers or reimbursements under the expense limitation agreement between the Fund and its Manager. These expenses include management fees, 12b-1 distribution and service fees, and other expenses.
Net expenses are the Fund’s total annual operating expenses as of the end of the Fund’s most recent fiscal year and reflect contractual fee waivers and/or reimbursements. The Fund’s Manager has contractually agreed to waive fees and/or reimburse operating expenses until October 31, 2009 to limit total annual operating expenses to 1.25% of the Fund’s average dailynet assets.
1
The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest mutual funds within the Growth Funds category, as reported by Lipper. An index is unmanaged. Investors cannot invest directly in an index.

2
The S&P 500® Index is a capitalization-weighted index of five hundred large capitalization stocks, which is designed to measure broad domestic securities markets. The performance of the S&P 500® Index reflects the reinvestment of dividends and capital gains, but does not reflect the deduction of any investment advisory fees. An index is unmanaged. Investors cannot invest directly in an index.

B A R R E T T

G R O W T H F U N D

The Quarter in Review
The fourth quarter of 2008 will go down in the history books as one of the toughest of all time. There was no safe haven to be found for equity investors. The S&P 500® Index, down by 21.9%, recorded its largest quarterly decline since 1929. In addition to the United States, markets from around the world suffered large declines during the period with the MSCI Emerging Market Index falling by 27.6% due to steep losses in Asia and Eastern Europe. With a flurry of unprecedented challenges and negative headlines that included the failure of major Wall Street firms, massive government bailouts and a global financial crisis, investors fled from equity markets. The consumer continued to pull back on spending as the headwinds grew stiffer from an increasing amount of layoffs, tighter credit and lower home values.

The Portfolio
There was not a single sector spared during the market rout this quarter, with nearly all areas of the S&P 500® Index posting double-digit losses. It is unusual to see such broad based weakness across diverse equity sectors. For the S&P 500® Index, the financial and materials sectors were the worst performing groups, both down over 30%. Telecommunications, utilities, and health care stocks fared better than other sectors posting smaller losses.

Our decision to keep the Fund underweight in financial stocks was a key driver to our outperformance versus the S&P 500® Index and our peer group. Another contribution to the Fund’s performance was our stock selection and larger allocation in the industrial sector. We lost ground to the Index in the health care and energy sectors. Despite our overweight allocation to health care stocks, our performance lagged in this area due to disappointing performances by our positions in Stryker Corporation and Thermo Fisher Scientific, Inc. In the energy sector, our underperformance versus the Index was due to weakness in shares of Schlumberger Ltd.

The top performing stocks in the Fund were Gilead Sciences, Inc., McDonald’s Corporation, Anadarko Petroleum Corporation and Wal-Mart Stores, Inc. Gilead Sciences, Inc., a leading biotechnology firm, delivered strong earnings and revenue growth as its best-in-class HIV products were positively impacted by market share gains and new patients starting treatment regimens. The bottom performing stocks in the Fund were Adobe Systems, Inc., Schlumberger Ltd., Thermo Fisher Scientific, Inc. and Stryker Corporation. Schlumberger Ltd., the world’s largest integrated oil service company, was negatively impacted by the sharp decline in the price of oil which caused a slowdown in their customers’ exploration and production projects.

B A R R E T T

G R O W T H F U N D

	Top Holdings P ( ercent of Assets)*
1.	MCDONALD’S
	CORPORATION	3.43%
2.	ECOLAB, INC.	3.23%
3.	AUTOMATIC DATA
	PROCESSING, INC.	3.18%
4.	PROCTER & GAMBLE
	COMPANY	3.18%
5.	MEDCO HEALTH
	SOLUTIONS, INC.	3.08%
6.	UNITED TECHNOLOGIES
	CORPORATION	2.95%
7.	L-3 COMMUNICATIONS
	HOLDINGS, INC.	2.82%
8.	OMNICOM GROUP, INC.	2.77%
9.	ABB LTD.	2.65%
10.	GOOGLE, INC.	2.49%

Sector Weightings P ( ercent of Total Assets)*

ETFs are approximately 4.1% of Total Assets

* Portfolio characteristics are as of December 31, 2008, and are subject to change at any time.

During the second quarter, we added the following names to the portfolio:

Monsanto Company is a global biotechnology company providing agricultural products to farmers. The company produces seed brands for corn, soy, and cotton. It also develops biotechnology traits to assist farmers in controlling insects and weeds, improve drought tolerance and increase yields. In addition, Monsanto produces crop protection herbicides and lawn & garden herbicides for the residential market. Monsanto’s “Technology Proposition” is to “create value though increased yield”. Average U.S. corn yields have increased by more than 25% over the past 20 years. Monsanto believes that this level of productivity can be replicated all over the world. The company’s existing products and robust pipeline of new products should translate into solid earnings growth in the coming years.

Stericycle, Inc. is the leading provider of regulated medical waste disposal and treatment services in the United States. The company has close to a 40% market share of the outsourced medical waste treatment market in the United States and is nearly 20 times the size of its nearest competitor. In the global market, Stericycle has 9% market share. Stericycle’s customers include hospitals, long-term care facilities, clinics, blood banks, medical and dental offices, and pharmaceutical manufacturers. This is a noncyclical industry that should see steady growth going forward as demand for medical services increases from an aging population and higher standards of living around the world. The company’s business model is very stable, with a 95% customer retention rate and no significant customer concentration.

B A R R E T T

G R O W T H F U N D

Investment Outlook
With the S&P 500® Index down by 37%, 2008 was one of the worst performing years in U.S. stock market history. We expect that the current recession, already 13 months old, will end some time this year or early 2010. If the recession extends into 2010, it would be the longest recession our country has experienced since the 1930s. Although we can not predict when or how quickly the stock market will recover, we can use history as a guide. If we look at previous bear markets since 1950, when the S&P 500® Index declined more than 20%, much of the market losses were recovered in the next several years. For the S&P 500® Index we have seen positive returns following previous bear markets, up on average 36.4% one-year later and 53.8% two-years later.

Although the news on the economy continues to be bleak, we believe there are some encouraging signs that the stock market has bottomed or is near a bottom. Some of these signs include: record redemptions of equity mutual funds and hedge funds, a massive build up of cash on the sidelines, indiscriminate selling regardless of the sector or fundamentals, lack of initial public offerings, and price/earnings multiples that are well below historical averages.

We continue to invest in high quality companies with healthy balance sheets and long term earnings growth. We believe these companies should weather this recession better than most and will be well positioned to grow their earnings as we come out of this economic downturn.

Thank you for choosing the Barrett Growth Fund. Please visit us at our website, www.barrettgrowthfund.com. If you have any questions, please call toll-free (877) 363-6333.

Sincerely,

Peter H. Shriver, CFA President	Robert J. Milnamow Lead Portfolio Manager

E. Wells Beck, CFA Portfolio Manager	Cynthia J. Starke Portfolio Manager

Investment Risks: All investing entails risks, including the possible loss of principal. The Fund may invest in foreign securities. Foreign securities involve special risks not ordinarily associated with U.S. securities, such as currency fluctuations, and changes in political and economic conditions. The Fund may also invest in mid-capitalization companies, which involve a higher degree of risk and volatility than investments in larger, more established companies.

B A R R E T T

G R O W T H F U N D

The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.The outlook and views presented above are those of the Investment Adviser as of 1/30/09, and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Barrett Associates and Legg Mason Investor Services disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed as to its accuracy or completeness.

This information is intended for the shareholders of the Barrett Growth Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus. Investors should consider the risks, investment objectives, charges and expense of the Fund carefully before investing. The prospectus contains this and other information about the Fund. Investors should read the prospectus carefully before investing.

Shares of the Barrett Growth Fund are distributed by Legg Mason Investor Services, LLC (Member SIPC/FINRA). Legg Mason Investor Services, LLC and Barrett Associates, Inc. are both subsidiaries of Legg Mason, Inc.

TN09-4621

B A R R E T T

G R O W T H F U N D

Expense Example – December 31, 2008 (Unaudited)

As a shareholder of the Barrett Growth Fund (the “Fund”), you incur ongoing costs, including investment advisory fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire sixmonth period (July 1, 2008 – December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees such as the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2008 to
	July 1, 2008	December 31, 2008	December 31, 2008
Actual	$1,000.00	$ 710.40	$5.39

Hypothetical (5% return per year before expenses)	$1,000.00	$1,018.90	$6.36

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25% (which reflects the effect of the Adviser’s fee waiver and expense limitation agreement), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the onehalf year period).

B A R R E T T

G R O W T H F U N D

Schedule of Investments
December 31, 2008
(Unaudited)

		Market
Shares		Value
	COMMON STOCKS - 94.82%
	Advertising - 2.92%
14,000	Omnicom Group, Inc.	$376,880

	Aerospace & Defense - 2.07%
8,000	Curtis s-Wright Corporation	267,120

	Biotechnology - 9.67%
5,000	Celgene Corporation (a)	276,400
4,000	Genentech, Inc. (a)	331,640
5,000	Genzyme Corporation (a)	331,850
6,000	Gilead Sciences, Inc. (a)	306,840
		1,246,730

	Communications Equipment	1.57%
13,000	Nokia OYJ - ADR (b)	202,800
605	Nortel Networks
	Corporation (a)(b)	157
		202,957
	Computer Hardware - 1.32%
2,000	Apple, Inc. (a)	170,700

	Construction & Engineering	2.24%
6,000	Jacobs Engineering
	Group, Inc. (a)	288,600

	Consumer Products - 5.91%
6,000	PepsiCo, Inc.	328,620
7,000	Procter & Gamble Company	432,740
		761,360

	Data Processing &
	Outsourced Services - 3.36%
11,000	Automatic Data
	Processing, Inc.	432,740

		Market
Shares		Value
	Energy - 3.56%
7,500	Schlumberger Ltd. (b)	$317,475
4,000	XTO Energy, Inc.	141,080
		458,555

	Environmental Services - 1.21%
3,000	Stericycle, Inc. (a)	156,240

	Fertilizers & Agricultural
	Chemicals - 1.91%
3,500	Monsanto Company	246,225

	Financial Services - 1.83%
6,000	State Street Corporation	235,980

	Food Distributors - 1.42%
8,000	SYSCO Corporation	183,520

	Health Care Equipment - 2.11%
8,000	Thermo Fisher
	Scientific, Inc. (a)	272,560

	Health Care Services- 3.25%
10,000	Medco Health
	Solutions, Inc. (a)	419,100

	HyperMarkets &
	Super Centers - 4.21%
5,000	Costco Wholesale Corporation	262,500
5,000	Wal-M art Stores, Inc.	280,300
		542,800

	Industrial - 8.18%
8,000	Donaldson Company, inc.	269,200
5,200	L-3 Communications
	Holdings, Inc.	383,656

The accompanying notes are an integral part of these financial statements.

B A R R E T T

G R O W T H F U N D

		Market
Shares		Value
	Industrial - 8.18% (Continued)
7,500	United Technologies
	Corporation	$402,000
		1,054,856

	Industrial Conglomerates- 2.80%
24,000	ABB Ltd. - ADR (b)	360,240

	Internet Software & Services- 2.63%
1,100	Google, Inc. (a)	338,415

	Investment Banking
	& Brokerage - 1.88%
15,000	The Charles Schwab
	Corporation	242,550

	IT Consulting &
	Other Services - 2.29%
9,000	Accenture Ltd. (b)	295,110

	Medical Devices & Services -5.44%
3,500	Covance, Inc. (a)	161,105
7,000	Medtronic, Inc.	219,940
8,000	Stryker Corporation	319,600
		700,645

	Oil & Gas Exploration
	& Production - 4.3 4%
6,000	Anadarko Petroleum
	Corporation	231,300
5,000	Devon Energy Corporation	328,550
		559,850

	Pharmaceuticals - 1.86%
4,000	Johnson & Johnson	239,320

		Market
Shares		Value
	Property & Casualty
	Insurance - 1.98%
5,000	Chubb Corporation	$255,000

	Restaurants - 3.62%
7,500	McDonald’s Corporation	466,425

	Semiconductors - 1.82%
16,000	Intel Corporation	234,560

	Software - 3.61%
10,000	Adobe Systems, Inc. (a)	212,900
13,000	Microsoft Corporation	252,720
		465,620

	Specialty Chemicals - 3.41%
12,500	Ecolab, Inc.	439,375

	Telecommunications & Data
	Network Equipment - 2.40%
19,000	Cisco Systems, Inc. (a)	309,700
	Total Common Stocks
	(Cost $13,653,713)	12,223,733

	EXCHANGE TRADED
	FUNDS - 4.11%
13,000	Financial Select Sector
	SPDR Fund	164,060
12,000	Technology Select Sector
	SPDR Fund	184,920
2,000	SPDR Trust Series 1	180,480
	Total Exchange Traded Funds
	(Cost $522,511)	529,460

The accompanying notes are an integral part of these financial statements.

B A R R E T T

G R O W T H F U N D

Schedule of Investments
December 31, 2008
(Unaudited)

Principal		Market
Amount		Value
	SHORT-TERM
	INVESTMENTS - 1.49%
	Variable Rate Demand Notes -1.49%
$151,661	U.S. Bank, N.A., 0.00% (c)	$151,661
40,000	Wisconsin Corporate Central
	Credit Union., 0.37% (c)	40,000
	Total Short-Term investments
	(Cost $191,661)	191,661
	Total Investments -100.42%
	(Cost $14,367,885)	12,944,854
	Liabilities in Excess
	of Other Assets - (0.42)%	(54,012)
	Total Net Assets - 100.00%	$12,890,842

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)
Variable rate demand notes are considered short-term obligations and are payable on demand at the market value. Interest rates change periodically on specified dates. The rates shown are as of December 31, 2008.

The accompanying notes are an integral part of these financial statements.

B A R R E T T

G R O W T H F U N D

Statement of Assets and Liabilities
December 31, 2008
(Unaudited)

ASSETS:
Investments in securities,
at market value
(Cost: $14,367,885)	$12,944,854
Receivable o f r investments sold	533,358
Receivable from Adviser	34,250
Dividends and interest receivable	24,385
Prepaid assets	48,376
Other receivable	817
Receivable o f r fund shares sold	5
Total assets	13,586,045

LIABILITIES:
Payable for investments purchased	622,731
Accrued distribution
(12b-1) expenses	11,832
Accrued expenses	60,640
Total i l abilities	695,203
Net assets applicable to
outstanding capital stock	$12,890,842

NET ASSETS CONSIST OF:
Capital stock	$16,807,010
Accumulated undistributed
net realized loss on investments	(2,485,979)
Unrealized depreciation
on investments	(1,423,031)
Accumulated undistributed
net investment loss	(7,158)
Total net assets	$12,890,842

Shares outstanding (unlimited
shares of $0.001 par value
authorized)	1,653,249

Net asset value, offering and
redemption price per share	$7.80

Statement of Operations
December 31, 2008
(Unaudited)

INVESTMENT INCOME:
Dividend income	$87,624
Interest income	6,281
Total investment income	93,905

EXPENSES:
Investment advisory fee	80,850
Legal fees	56,018
Distribution expenses	20,213
Administration fees	16,383
Shareholder servicing
fees and expenses	19,458
Fund accounting fees	12,702
Trustees fees and expenses	12,897
State registration fees	10,625
Audit fees	8,349
Custody fees	3,425
Reports to shareholders	4,693
Other expenses	6,975
Total expenses before
Adviser reimbursement	252,588
Less fees and expenses reimbursed
and waived by Adviser	(151,525)
Net expenses	101,063
Net investment loss	(7,158)

NET REALIZED AND
UNREALIZED GAINS:
Net realized loss on investments	(1,308,693)
Net change in unrealized
depreciation on investments	(4,159,195)
Net realized and unrealized
loss on investment securities	(5,467,888)
Net decrease in net assets
resulting from operations	$(5,475,046)

The accompanying notes are an integral part of these financial statements.

B A R R E T T

G R O W T H F U N D

Statement of Changes in Net Assets
	Six Months Ended
	December 31, 2008	Year Ended
	(Unaudited)	June 30, 2008
OPERATIONS:
Net investment loss	$(7,158)	$(26,287)
Net realized gain (loss) oinnvestments	(1,308,693)	50,212
Net change in unrealized depreciation oinnvestments	(4,159,195)	(1,837,020)
Net decrease in net assets resulting from operations	(5,475,046)	(1,813,095)

DISTRIBUTIONS:
Ordinary Income	—	(4,685)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	170,584	1,122,527
Proceed from dividends reinvested	—	4,685
Cost of shares redeemed	(761,184)	(1,430,784)
Net decrease in net assets from capital share transactions	(590,600)	(303,572)

TOTAL DECREASE IN NET ASSETS	(6,065,646)	(2,121,352)

NET ASSETS:
Beginning of period	$18,956,488	$21,077,840
End of period*	$12,890,842	$18,956,488

*	Includes undistributed net investment loss of $7,158 and $26,287 for the six months ended December 31, 2008 and fiscal year ended June 30, 2008, respectively.

The accompanying notes are an integral part of these financial statements.

B A R R E T T

G R O W T H F U N D

Financial Highlights

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Six Months Ended December 31,
	2008		Years Ended June30,
	(Unaudited)	2008	2007	2006	2005	2004
NET ASSET VALUE
Beginning of period	$10.98	$12.04	$10.53	$9.72	$9.39	$8.12
OPERATIONS
Net investment income (loss)[1]	(0.00)[2]	(0.02)	0.00[2]	(0.02)	(0.02)	(0.02)[2]
Net realized and unrealized
gains (losses) on securities	(3.18)	(1.04)	1.51	0.83	0.35	1.29
Total from investment operations	(3.18)	(1.06)	1.51	0.81	0.33	1.27
LESS DISTRIBUTIONS
Distributions from net
investment in come	—	0.00[2]	—	—	—	—
NET ASSET VALUE
End of period	$7.80	$10.98	$12.04	$10.53	$9.72	$9.39

Total return	(28.96)%[3]	(8.78)%	14.34%	8.33%	3.51%	15.64%
Net assets at end of period
(000s omitted)	$12,891	$18,956	$21,078	$19,742	$17,926	$17,426
RATIO OF EXPENSES
TO AVERAGE NET ASSETS
Before expense reimbursement	3.12%[4]	2.42%	2.51%	2.63%	2.64%	2.79%
After expense reimbursement	1.25%[4]	1.25%	1.25%	1.25%	1.25%	1.25%
RATIO OF NET INVESTMENT
INCOME L ( OSS) TO
AVERAGE NET ASSETS
Before fee waiver and
expense reimbursement	(1.96)%[4]	(1.30)%	(1.24)%	(1.55)%	(1.62)%	(1.74)%
After fee waiver and
expense reimbursement	(0.09)%[4]	(0.13)%	0.02%	(0.17)%	(0.23)%	(0.20)%
Portfolitournover rate	48%	93%	79%	38%	56%	51%

1	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
2	Amount is less than $.005 per share.
3	Not Annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

B A R R E T T

G R O W T H F U N D

Notes to the Financial Statements
For the Six Months Ended December 31, 2008 (Unaudited)

1.	ORGANIZATION
The Barrett Growth Fund (the “Fund”) is a diversified series of The Barrett Funds (the “Trust”), a statutory trust organized on September 29, 1998 in the state of Delaware that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Barrett Growth Fund is currently the only series of the Trust. The Fund commenced operations on December 29, 1998. Barrett Associates, Inc., serves as the investment adviser (the “Adviser”) for the Fund and is responsible for managing the Fund’s portfolio of securities.

2.	SIGNIFICANT ACCOUNTING POLICIES
a) Investment Valuation
All equity securities that are traded on a national securities exchange, except  those listed on the Nasdaq National Market® and Small CapSM exchanges (“Nasdaq”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. Corporate bonds, U.S. Government securities and other debt securities are valued using the mean between the closing bid and asked prices provided by a pricing service at the close of the NYSE. The value of these securities used in computing the NAV is determined as of such time. Short-term debt securities, having a maturity of less than 60 days, are valued at amortized cost, which approximates market value.

The current value of any option held by the Fund is its last reported sale price on the exchange on which the security underlying the option is principally traded. Lacking any sales that day, options are valued at the mean between the bid and asked quotations at the close of the exchange. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent the fair value in the judgment of the Adviser or designee, are valued at fair value under the procedures approved by the Fund’s Board of Trustees. The fair value of such securities is determined in good faith by taking into account relevant factors and surrounding circumstances, which can include, but are not limited to: (i) fundamental analytical data relating to the investment in the security; (ii) nature and duration of any restriction on the disposition of the security; (iii) evaluation of the forces that influence the market in which the security is purchased and sold; (iv) type of security or asset; (v) financial statements of issuer; (vi) cost at date of purchase; (vii) size of holding; (viii) discount from market value of unrestricted securities of the same class at the time of purchase; (ix) special reports prepared by analysts; (x) information as to

B A R R E T T

G R O W T H F U N D

any transactions or offers with respect to the security; (xi) existence of merger proposals or tender offers affecting the security; (xii) price and extent of public trading in similar securities of the issuer or comparable companies and other relevant matters; (xiii) most recent closing market prices; (xiv) the value of other financial instruments, including derivative securities, traded on other markets or among dealers; (xv) trading volumes on markets, exchanges, or among dealers; (xvi) values of baskets of securities traded on other markets, exchanges, or among dealers; (xvii) changes in interest rates; (xviii) observations from financial institutions; (xix) government (domestic or foreign) actions or pronouncements; and (xx) other news events.

b) Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

Effective December 31, 2007, the Fund became subject to Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of June 30, 2008, open Federal tax years include the tax years ended June 30, 2005 through 2008. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken for the period ended December 31, 2008. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

B A R R E T T

G R O W T H F U N D

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2008 the Fund had accumulated capital loss carryforwards for tax purposes of $206,670. All of this amount expires June 30, 2012. The Fund utilized $1,108,505 of prior year capital loss carryover in the current year.

As of June 30, 2008, the Fund deferred post-October losses of $1,046,158, which will be recognized in the fiscal year ending June 30, 2009.

c) New Pronouncements
In September, 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 had no material impact on its financial statements. In March 2008, the FASB issued FASB Statement No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities. The provisions are effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

d) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and use assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

e) Line of Credit
The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $6,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly. The Fund did not borrow on the line of credit during the six months ended December 31, 2008.

f) Other
Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

B A R R E T T

G R O W T H F U N D

Discounts and premiums on securities purchased are amortized over the life of the respective security using the constant yield method.

FAS 157 - Summary of Fair Value Exposure at December 31, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable in puts (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable in puts (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the in puts used, as of December 31, 2008, in valuing the Fund’s investments carried at fair value:

		Level 1 -		Level 3 -
		Quoted prices in	Level 2 -	Significant
		active markets for	Significant other	unobservable
Description	Total	identical assets	observable inputs	inputs
Assets:
Investments	$12,944,854	$12,753,193	$191,661	$ —
Total	$12,944,854	$12,753,193	$191,661	$ —

3.	AGREEMENTS
The Trust has entered into an Investment Management Agreement (the “Management Agreement”) with the Adviser, with whom certain officers of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Management Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its advisory fees and/or assume as its own expense certain expenses otherwise payable by the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of extraordinary expenses, such as litigation and merger or reorganization costs) do not exceed 1.25% of its average daily net assets until October 31, 2009.  Accordingly, during the six months ended December 31, 2008, the Adviser waived advisory fees and paid fund expenses in the amount of $151,525. Any such waiver or expense payment is subject to later adjustment to allow the Adviser to recoup amounts waived or paid to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or paid.

B A R R E T T

G R O W T H F U N D

Waived/paid expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Recoverable Amount
6/30/09	$259,501
6/30/10	$260,750
6/30/11	$243,526

4.	DISTRIBUTION PLAN
The Trust, on behalf of the Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund may reimburse the Fund’s distributor or others at an annual rate of up to 0.25% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to reimburse the Fund’s distributor or others for services provided and expenses incurred in connection with the sale of shares and are tied to the amounts of actual expenses incurred.

5.	INVESTMENT TRANSACTIONS	The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended December 31, 2008 were as follows:

Purchases	Sales
$7,567,351	$8,128,174

6.	SHARES OF BENEFICIAL INTEREST
Six Months Ended		Year Ended
December 31, 2008		June 30, 2008
Shares sold	18,515	94,557
Shares issued from
reinvestment of dividends	—	372
Shares redeemed	(90,950)	(120,151)
Net decrease in shares	(72,435)	(25,222)
Shares outstanding:
Beginning of period	1,725,684	1,750,906
End of period	1,653,249	1,725,684

B A R R E T T

G R O W T H F U N D

7.	DISTRIBUTIONS TO SHAREHOLDERS	The tax character of distributions paid during the years ended June 30, 2008 and 2007 was as follows:

	2008	2007
Ordinary income	$4,685	$—
Long-term capital gains	—	—
Total	$4,685	$—

At June 30, 2008, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost basis of investments for
federal income tax purposes	$16,200,344
Gross tax unrealized appreciation	3,874,495
Gross tax unrealized depreciation	(1,062,789)
Net tax unrealized appreciation	2,811,706
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(1,252,828)
Total accumulated earnings	$1,558,878

The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and tax-free transfer of securities. On the Statement of Assets and Liabilities, Accumulated undistributed net investment income, Accumulated undistributed net realized loss on investments and paid-in capital were adjusted by $26,287, $1, and $(26,286), respectively for permanent tax adjustments. The permanent differences relate to the Fund’s holdings.

B A R R E T T

G R O W T H F U N D

Additional Information
(Unaudited)

1.	ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS
INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trusee
Gerard E. Jones (71) c/o Barrett Associates, Inc 90 Park Avenue New York, NY 10016	Trustee. and Chairman of the Board	Indefinite Term 9 Years Served	Independent Trustee of the Trust since August 2003 (Trustee Emeritus 2000-2003; Independent Trustee 1998-2000); Managing Partner, Gerard E. Jones, P.C. and Advisor, Corporate Governance Advisors (legal services) from April 2003 through 2005; Of Counsel, Shipman & Goodwin, LLP from 2001 to 2003; Partner, Bingham McCutchen, LLP (formerly known as Richards & O’Neil, LLP) (law firm) from 1972 through 2001.	1	Tractor Supply Company, The Nature Conservancy of Vermont, Calvin Coolidge Foundation, Vermont Law School

Ronald E. Kfoury (50)	Trustee	Indefinite Term	Independent Trustee of the c/o Barrett Associates, Inc. 9 Years Served Trust since its inception in 1998; 90 Park Avenue Managing Director, Arpent New York, NY 10016 (software and professional services company) since October 2006; Chief Executive Officer of Clockware, Inc. (software company) from November 2000 through October 2006; Managing Director, Analect, Limited (management consulting) from 1992 through 2000.	1	None

B A R R E T T

G R O W T H F U N D

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trusee
INDEPENDENT TRUSTEES (Continued)
Edward M. Mazze, PhD. (67) c/o Barrett Associates, Inc. 90 Park Avenue New York, NY 10016	Trustee	Indefinite Term 7 Years Served	Independent Trustee of the Trust since January 2001; Distinguished University Professor of Business Administration, University of Rhode Island since 2006; Dean, College of Business Administration of the University of Rhode Island (1998-2006); Director, Technitrol Inc. Since 1985; Director, Washington Trust Bancorp. Inc. since 2000; Honorary Board Member, Delaware Valley College of Science and Agriculture since 1997; Dean of the Belk College of Business Administration of The University of North Carolina at Charlotte from 1993 to 1998.	1	Washington Trust Bancorp, Inc.; Technitrol, Inc. (electronics manu-facturer)

Rosalind A. Kochman (71) c/o Barrett Associates, Inc. 90 Park Avenue New York, NY 10016	Trustee	Indefinite Term Less Than 1 Year Served	Independent Trustee of the Trust since May 2008. Health care consultant and retired attorney; prior to 2002, Chief Executive Officer, Brooklyn Eye Surgery Center, and Administrator, Kochman, Lebowitz & Mogil, MDs (ophthalmic physicians).	1	Director and Chairman of the Board of Barrett Opportunity Fund, Inc.

INTERESTED TRUSTEE
Peter H. Shriver (56) c/o Barrett Associates, Inc. 90 Park Avenue New York, NY 10016	Trustee and President	Indefinite Term Trustee - Less than 1 year served; President – 9 Years Served	President of Barrett Associates, Inc. since April 2004; previously Executive Vice President and Managing Director of Barrett Associates, Inc. since 1989.	1	None

B A R R E T T

G R O W T H F U N D

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS

Paula J. Elliott (58) c/o Barrett Associates, Inc. 90 Park Avenue New York, NY 10016	Secretary and Treasurer	Indefinite Term 9 Years Served
Vice President of Barrett Associates, Inc. since 1995 and Assistant Treasurer for Barrett Associates, Inc. since July 2004. AML Compliance Officer from February 2003 to September 2004 and Compliance Officer from January 2004 to September 2004 for the Barrett Growth Fund.

Robert J. Milnamow (58) c/o Barrett Associates, Inc. 90 Park Avenue New York, NY 10016	Vice President and Chief Investment Officer	Indefinite Term 4 Years Served
Managing Director and Director of Research of Barrett Associates, Inc. since November 2003; previously Managing Member at Thayer Pond LLC since 2001 and Senior Portfolio Manager at Rockefeller & Co. from 1998-2001.

Fred Jensen (45) c/o Barrett Associates, Inc. 90 Park Avenue New York, NY 10016	Chief Compliance Officer	Indefinite Term Less than 1 Year Served
Director of Compliance, Legg Mason Office of the CCO (since April 2006); Chief Compliance Officer of
Legg Mason Private Portfolio Group. Prior to April 2006, Vice President of Investment Advisory Compliance for Guardian Insurance Company of America. Formerly, Chief Compliance Officer of Reserve Funds.

John Chiota (39) c/o Barrett Associates, Inc. 90 Park Avenue New York, NY 10016	Chief Anti- Money Laundering Compliance Officer and Identity Theft Prevention Officer	Indefinite Term 1 Year Served
Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Anti-Money
Laundering Coordinator for Legg Mason & Co. (since 2006); Chief Anti-Money Laundering
Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

Audit Committee

As of December 31, 2008 the Audit Committee was made up of all four of the Independent Trustees as follows: Ronald E. Kfoury, Gerard E. Jones, Dr. Edward M. Mazze and Rosalind A. Kochman. Pursuant to its Charter, the Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee generally meets twice each year with the independent registered public accounting firm.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at (877) 363-6333.

B A R R E T T

G R O W T H F U N D

2.	AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Barrett Growth Fund’s proxy voting policies and procedures is available without charge, upon request, by calling toll-free at 1-877-363-6333. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve-month period ended June 30 are available without charge, upon request, by calling toll-free at 1-877-363-6333 or by accessing the SEC’s website at http://www.sec.gov.

3.	PORTFOLIO HOLDINGS

The Barrett Growth Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The complete schedules of the Fund’s holdings for the second and fourth quarters of each year are contained in the Fund’s semi-annual and annual shareholder reports, respectively, which are filed with the SEC on Form N-CSR. The Fund’s Forms N-Q and Forms N-CSR are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A list of the Fund’s top ten holdings can be accessed through the Adviser’s website at www.barrettassociates.com.

4.	APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Basis for Approval of the Fund’s Investment Management Agreement
The Board of Trustees is responsible for overseeing the performance of the Fund’s Adviser and determining whether to continue the Management Agreement between the Fund and the Adviser on an annual basis. At a meeting of the Board of Trustees held on September 22, 2008 (the “September Meeting”), the Board of Trustees, including the Independent Trustees, approved the renewal of the Fund’s Management Agreement. In connection with this determination, the Board considered a variety of factors, including information furnished specifically for its consideration of the continuation of the Management Agreement and information that had been provided throughout the year at regular board meetings. In advance of and at the September Meeting, the Trustees requested, received and reviewed materials specifically relating to the continuation of the Management Agreement. The requested information included special reports comparing the Fund’s investment performance with those of other mutual funds deemed comparable to the Fund, as well as performance comparisons to appropriate indices. The materials also included information regarding comparative advisory fee rates and expense ratios and the Advisor’s profitability and financial condition, including advisory fee revenue and separate account advisory fee schedules.

In considering these materials, the Independent Trustees received assistance and advice from, and met separately with, independent legal counsel. The Board of Trustees received a memorandum from independent legal counsel discussing the factors generally regarded as appropriate to consider in its evaluation of advisory arrangements and a copy of the Management Agreement. Based upon its review of such material and information, together with other relevant information, the Board of Trustees, including a majority of Independent Trustees, concluded that the existing Management Agreement was fair and reasonable and that its continuance was in the best interest of Fund shareholders. In reaching this decision, the Board took into account a combination of factors, including the (i) nature, extent and quality of services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits realized by the Adviser from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of shareholders; as well as other relevant considerations such as the management fee and the reasonableness of expenses charged to the Fund. The following is a summary of the Board’s discussion and views regarding these factors.

B A R R E T T

G R O W T H F U N D

Nature, Extent and Quality of Services Provided

The Trustees considered the nature, quality and extent of portfolio management, administrative and shareholder services performed by the Adviser, including its established long-term history of money management and the consistent services provided to the Fund over the long-term. The Board specifically considered the background and experience of the Adviser’s portfolio management team, the Adviser’s performance in the areas of compliance, legal and financial reporting and the other investment resources available to the Fund. The Trustees also recognized that the Fund provides shareholders with access to top-notch money management capability that would not otherwise be available to such shareholders. The Board considered the relative performance of the Fund against its peers and appropriate benchmarks and noted that the Fund was competitive with its peers over the long-term and that the Fund’s performance was consistent with shareholders’ expectations and the investment mandate of the Fund. The Board also considered the competitive peer group comparisons of expense ratios and the services provided to and fees charged to the Adviser’s other clients in relation to that of the Fund. In addition, the Trustees took into account the Adviser’s consistent willingness to subsidize the cost of the Fund’s operations through its contractual expense limitation agreement with the Fund. The Trustees concluded that the services provided by the Adviser to the Fund are valuable and that the Adviser consistently delivered a high level of service.

Investment Performance

The Trustees considered both the short-term and long-term performance of the Fund. The Board reviewed the Fund’s average annual total return over various periods and compared these returns with data supplied by an independent provider of mutual fund data on the returns of its peer group and relevant indices. The Trustees also considered the Fund’s compliance with its specific investment objectives and investment restrictions. Based on these considerations, the Trustees concluded that the Adviser was delivering performance competitive with its peers and that the Fund’s performance was consistent with shareholders’ expectations and the investment mandate of the Fund.

Costs of the Service to be Provided to the Fund and the Profits to be Realized by the Adviser from the Relationship with the Fund.

The Trustees considered the Fund’s advisory fee rate and expense ratio relative to industry averages for similar mutual funds and relative to advisory fees charged by the Adviser to other (non-fund) clients. In considering the reasonableness of expenses, the Trustees reviewed the advisory fee charged to the Fund in relation to similar funds, the contractual expense limitation arrangement and the Fund’s overall expense ratio. Emphasis was placed on the Fund’s overall comparative expense ratio within its peer group, which was competitive with the median and average of its peers. The Trustees concluded that costs incurred by the Fund for the services it receives (including the advisory fee paid to the Adviser) were reasonable and that the fees are acceptable based upon the qualifications, experience, reputation and performance of the Adviser and the relatively low expense ratio of the Fund.

The Trustees also reviewed the Adviser’s and its parent company’s financial information and considered the Adviser’s profitability relative to the multiple services provided. The Trustees noted that the Adviser has consistently waived receipt of its advisory fee in order to subsidize the Fund’s operations to the financial detriment of the Adviser, but which demonstrated a commitment to act in the best interests of the Fund and its shareholders. The Trustees considered potential ancillary or “fall-out” benefits (including the allocation of Fund brokerage and the receipt of research from unaffiliated brokers) that the Adviser might receive as a result of its relationship with the Fund, and concluded that these benefits are reasonable. The Trustees also noted the extent of additional administrative services performed by the Adviser for the Fund. The Trustees concluded that the profitability of the Adviser’s relationship with the Fund (including fall-out benefits) was fair and reasonable.

B A R R E T T

G R O W T H F U N D

Extent of Economies of Scale

The Trustees considered whether there have been any economies of scale with respect to the management of the Fund, and whether the advisory fee rate is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Trustees concluded that, given the Fund’s relatively small size, there are no economies of scale as evidenced by the subsidy provided by the Adviser.

Conclusions

Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Trustees, including the Independent Trustees, concluded that the advisory fee structure was fair and reasonable, that the Fund was paying a competitive fee for the services provided, that the scope and quality of the Adviser’s services to the Fund were consistent with the Fund’s operational requirements, and that the approval of the Management Agreement was in the best interests of the Fund and its shareholders.

NOTICE TO SHAREHOLDERS AT JUNE 30, 2008 (Unaudited)

For the year ended June 30, 2008, the Fund designated 100% of dividends declared from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated 100% of dividends declared during the fiscal year ended June 30, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

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BARRETT GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Barrett Associates, Inc.
90 Park Avenue
New York, NY 10016

DISTRIBUTOR
Legg Mason Investor Services, LLC
100 Light Street
Baltimore, MD 21202

ADMINISTRATOR, FUND ACCOUNTANT
& TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 RiverCenter Drive, Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103
                                                                          TN09-4621

Item 2. Code of Ethics.

 Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s principal/chief executive officer and principal/chief financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s principal/chief executive officer and principal/chief financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding the required disclosure.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics. Not Applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Barrett Funds

By (Signature and Title)* /s/ Peter H. Shriver
                                                                   Peter H. Shriver, President

Date March 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Peter H. Shriver
                                                                   Peter H. Shriver, President

Date March 4, 2009

By (Signature and Title)* /s/ Paula J. Elliott
                                                                   Paula J. Elliott, Treasurer

Date March 4, 2009

* Print the name and title of each signing officer under his or her signature.